Provisions	12 Months Ended
Dec. 31, 2025
Provisions.
Provisions

23. Provisions

	Decommissioning
($ millions)	and Restoration	Royalties	Other	Total
At December 31, 2023	11 931	290	372	12 593
Liabilities incurred	339	78	88	505
Change in discount rate	871	—	—	871
Changes in estimates	(1 007)	1	32	(974)
Liabilities settled	(488)	(89)	(174)	(751)
Accretion	592	—	—	592
Foreign exchange	33	—	20	53
At December 31, 2024	12 271	280	338	12 889
Less: current portion	(436)	(280)	(242)	(958)
	11 835	—	96	11 931
At December 31, 2024	12 271	280	338	12 889
Liabilities incurred	443	155	10	608
Change in discount rate	(401)	—	—	(401)
Changes in estimates	231	1	(36)	196
Liabilities settled	(505)	(57)	(147)	(709)
Accretion	576	—	—	576
Foreign exchange	5	—	—	5
At December 31, 2025	12 620	379	165	13 164
Less: current portion	(621)	(379)	(56)	(1 056)
	11 999	—	109	12 108

Decommissioning and restoration provisions are associated with the retirement of Property, Plant and Equipment and Exploration and Evaluation assets. The total undiscounted and uninflated amount of estimated future cash flows required to settle the obligations at December 31, 2025 was approximately $22.2 billion (December 31, 2024 – $21.5 billion). A weighted average credit-adjusted risk-free interest rate of 5.00% was used to discount the provision recognized at December 31, 2025 (December 31, 2024 – 4.80%). The credit-adjusted risk-free interest rate used reflects the expected time frame of the provisions. Payments to settle the decommissioning and restoration provisions occur on an ongoing basis and will continue beyond the lives of the operating assets, the majority of expenditures are expected to occur in the next 40 years.

Sensitivities

Changes to the discount rate would have the following impact on Decommissioning and Restoration liabilities:

As at December 31	2025	2024
1% Increase	(1 798)	(1 856)
1% Decrease	2 335	2 437